                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                            --------------------


                                  FORM 8-K



                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)       September 13, 1996
                                                --------------------------------

                             Host Funding, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         Maryland                   1-14280                     52-1907962
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(STATE OR OTHER JURISDICTION)     (COMMISSION)               (IRS EMPLOYER
       OF INCORPORATION)          FILE NUMBER)               IDENTIFICATION NO.)


1025 Prospect Street, Suite 350, La Jolla, California                  92037
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



Registrant's telephone number, including area code:       619-456-6070
                                                   -----------------------------

            7825 Fay Avenue, Suite 250, La Jolla, California  92037
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 1. Change in Control of Registrant

              Not applicable

Item 2. Acquisition or Disposition of Assets

Acquisition of Hotel Properties

       On September 5, 1996, the Registrant formed CrossHost, Inc., a Maryland corporation, as a wholly-owned, special purpose subsidiary of the Registrant. CrossHost was formed at the request of First Boston Mortgage Capital Corp. ("First Boston") as a condition to First Boston providing an acquisition and credit facility (the "Loan Facility") to CrossHost in the amount of $15,500,000. A significant portion of the proceeds from the Loan Facility were used by CrossHost to acquire three Sleep Inn Hotels located in Destin, Sarasota, and Tallahassee, Florida from Capital Circle Hotel Company ("Capital Circle") and one Sleep Inn Hotel located in Ocean Springs, Mississippi from Ocean Springs Hotel Company ("Ocean Springs") (collectively, the "Acquired Properties"). The effective closing dates for the purchase of the Acquired Properties from Capital Circle and Ocean Springs were September 13, 1996 and September 19, 1996, respectively. Effective as of the closing dates of the respective Acquired Properties, CrossHost also (i) leased each of the Acquired Properties to Crossroads Hospitality Tenant Company, L.L.C., a Delaware limited liability company ("Crossroads"), by separate Lease Agreements (the "Acquired Property Leases") and (ii) entered into a Master Agreement with Crossroads and Crossroads Hospitality Company, L.L.C., a Delaware limited liability company, relating to the Acquired Property Leases. Capital Circle and Ocean Springs are not affiliates of the Registrant or CrossHost.

       From the proceeds of the Loan Facility, CrossHost paid approximately $9,730,000 in cash to Capital Circle and approximately $3,555,000 in cash to Ocean Springs as consideration for the Acquired Properties. In addition, CrossHost used approximately $985,0000 of the loan proceeds to pay in full the mortgage relating to the hotel property located in Rock Falls, Illinois and transferred to CrossHost by the Registrant as described below. The remaining proceeds from the Loan Facility will be used by the Registrant and CrossHost for loan origination costs and other expenses relating to the acquisition of the Acquired Properties, capital expenditures relating to the Acquired Properties and the Transferred Properties (defined below), and working capital. The Loan Facility is secured by liens on substantially all of the assets of CrossHost, including the Acquired Properties and the Transferred Properties.

Transfer of Hotel Properties by Registrant

       As a further condition to obtaining the Loan Facility, First Boston required the Registrant to transfer to CrossHost the five Super 8 hotel properties owned by the Registrant. The five hotels represent all of the hotels owned by the Registrant and are located in Somerset, Kentucky; Rock Falls, Illinois; San Diego, California; Miner, Missouri; and Poplar Bluff, Missouri (collectively, the "Transferred Properties"). Simultaneously with the acquisition of the Acquired Properties located in Florida by CrossHost, the Registrant deeded the Transferred Properties to CrossHost in a tax free reorganization. In addition, the Registrant assigned to CrossHost the Lease Agreements and related Master Agreement pertaining to each of the Transferred Properties.

Method of Acquisition

       The Acquired Properties were acquired pursuant to the terms of that certain Post-Formation Acquisition Agreement dated April 22, 1996, as amended by that certain First Amendment to Post-Formation Acquisition Agreement dated June 12, 1996 (as amended, the "Acquisition Agreement"), by and between the Registrant and HMR Capital, LLC (f\k\a Host Acquisition Group, LLC) (the "Acquisition Company"). The Acquisition Company is an affiliate of Mr. Michael
S. McNulty, a director and president of each of the Registrant and CrossHost, and Mr. Ian Gardner-Smith, a director and officer of CrossHost. Under the terms of the Acquisition Agreement, the Acquisition Company is responsible for the management, coordination, and supervision of the Registrant's acquisition of additional hotel properties. The Acquisition Company sought out the Acquired Properties and negotiated the terms of the acquisition. Management and the board of directors of each of the Registrant and CrossHost (including all independent directors) approved the purchase of the Acquired Properties.

       Pursuant to the terms of the Acquisition Agreement, the Acquisition Company is entitled to receive an acquisition fee of up to 6% of the gross purchase price of the Acquired Properties plus reimbursement of certain expenses. The acquisition fee is payable in cash or at the option of the Acquisition Company in the Class A Common Stock of the Registrant. Registrant and the Acquisition Company have agreed that the acquisition fee earned by the Acquisition Company relating to the Acquired Properties is 42,000 shares of the Class A Common Stock of the Registrant valued at $10 per share and payable as of September 19, 1996 (the Ocean Springs closing date). The shares of Class A Common Stock received by the Acquisition Company in payment of the acquisition fee will be restricted securities under the Securities Act of 1933 and subject to the resale provisions of Rule 144 promulgated under the Act. The acquisition fee (based upon a value of $10 per share) represents approximately 3.2% of the gross purchase price plus expenses of the Acquired Properties. The last traded price of the stock of Registrant on the American Stock Exchange on September 19, 1996 was $8.0625 per share.

       Hotel Mortgage Resources, Inc. ("Hotel Resources"), an affiliate of Mr. Ian Gardner-Smith, also received a loan origination fee of $232,500 plus reimbursement of expenses of approximately $20,000. Mr. Michael S. McNulty is an employee of Hotel Resources and receives a gross annual salary of $90,000. The total fees received by affiliates relating to the acquisition of the Acquired Properties represent approximately 5.1% of the gross purchase price of the Acquired Properties.

Acquisition of Equipment and Physical Property

       CrossHost also acquired certain equipment and physical property from Capital Circle and Ocean Springs (collectively, the "Personal Property") used in connection with the management and operation of the Acquired Properties. CrossHost leased the Personal Property to Crossroads
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pursuant to the terms of the Acquired Property Leases. Under the terms of the
Acquired Property Leases, Crossroads will continue to use the Personal Property in the management and operation of the Acquired Properties in substantially the same manner as Capital Circle and Ocean Springs.

Item 3. Bankruptcy or Receivership

              Not applicable

Item 4. Changes in Registrant's Certifying Accountant

              Not applicable

Item 5. Other Events

              Not applicable

Item 6. Resignations of Registrant's Directors

              Not applicable

Item 7. Financial Statements and Exhibits

              (a) Financial Statements of  Acquired Properties

              It is impracticable at this time to provide the financial statements required by this Item. The required financial statements relating to the Acquired Properties will be filed as soon as they are available.

              (b) Pro Forma Financial Information

              It is impracticable at this time to provide the pro forma financial information required by this Item. The required pro forma financial information derived from the Acquired Properties will be filed as soon as such information is available.

              (c) Exhibits

             10.1 Contract of Purchase and Sale dated effective as of May 24, 1996 by and between Capital Circle Hotel Company, as Seller, and Host Funding, Inc. as Purchaser (incorporated by reference to Exhibit 10.1 to Registrant's Form 10-Q filed August 14, 1996).

             10.2 Amendment to Contract of Purchase and Sale dated effective as of July 3, 1996 by and between Capital Circle Hotel Company, as Seller, and Host Funding, Inc., as Purchaser (incorporated by reference to Exhibit to 10.2 to Registrant's Form 10-Q filed August 14, 1996).

             10.3 Second Amendment to Contract of Purchase and Sale dated effective as of August 14, 1996 by and between Capital Circle Hotel Company, as Seller, and Host Funding, Inc., as Purchaser.

             10.4 Third Amendment to Contract of Purchase and Sale dated effective as of September 5, 1996 by and between Capital Circle Hotel Company, as Seller, and Host Funding, Inc., as Purchaser.

             10.5 Contract of Purchase and Sale dated effective as of May 24, 1996 by and between Ocean Springs Hotel Company, as Seller, and Host Funding, Inc., as Purchaser (incorporated by reference to Exhibit 10.3 to Registrant's Form 10-Q filed August 14, 1996).

             10.6 Amendment to Contract of Purchase and Sale dated effective as of July 3, 1996 by and between Ocean Springs Hotel Company, as Seller, and Host Funding, Inc., as Purchaser (incorporated by reference to Exhibit 10.4 to Registrant's Form 10-Q filed August 14, 1996).

             10.7 Second Amendment to Contract of Purchase and Sale dated effective as of August 14, 1996 by and between Ocean Springs Hotel Company, as Seller, and Host Funding, Inc., as Purchaser.

             10.8 Third Amendment to Contract of Purchase and Sale dated effective as of September 5, 1996 by and between Ocean Springs Hotel Company, as Seller, and Host Funding, Inc., as Purchaser.

             10.9 Assignment of Contract of Purchase and Sale dated effective as of September 13, 1996 by and between Host Funding, Inc., as Assignor, and CrossHost, Inc., as Assignee (Capital Circle).

             10.10 Assignment of Contract of Purchase and Sale dated effective as of September 13, 1996 by and between Host Funding, Inc., as Assignor, and CrossHost, Inc., as Assignee (Ocean Springs).

             10.11 Promissory Note dated September 13, 1996 from CrossHost, Inc., as Maker, and CS First Boston Mortgage Capital Corp., as Payee.

             10.12 Mortgage and Security Agreement dated as of September 13, 1996 by and between CrossHost, Inc., as Mortgagor, and CS First Boston Mortgage Capital Corp., as Mortgagee (Tallahassee, Florida). Mortgagor executed a separate Mortgage Agreement for each of the other Acquired Properties and the Transferred Properties located in the States of Florida, Kentucky and Illinois. The Mortgage Agreements are substantially similar except for the remedy provisions required under the laws of the state in
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                     which the hotel property is located in the event of a
                     default by the Mortgagor.

             10.13 Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of September 13, 1996 by and between CrossHost, Inc., as Grantor, and CS First Boston Mortgage Capital Corp., as Beneficiary (Ocean Springs, Mississippi). Grantor executed a separate Deed of Trust for each of the Transferred Properties located in the States of California and Missouri.The Deeds of Trust are substantially similar except for the remedy provisions required under the laws of the state in which the hotel property is located in the event of a default by the Grantor.

             10.14 Lease Agreement dated September 6, 1996 by and between CrossHost, Inc., as Lessor, and Crossroads Hospitality Tenant Company,L.L.C., as Lessee (Ocean Springs, Mississippi). Lessor entered into a similar Lease Agreement for each of the Acquired Properties located in the State of Florida. The Lease Agreements are identical in terms except for the Exhibits thereto which are included as separate Exhibits to this Form 8-K.

             10.15 Exhibits to Lease Agreement dated September 6, 1996 by and between CrossHost, Inc., as Lessor, and Crossroads Hospitality Tenant Company, L.L.C., as Lessee (Destin, Florida).

             10.16 Exhibits to Lease Agreement dated September 6, 1996 by and between Cross Host, Inc., as Lessor, and Crossroads Hospitality Tenant Company, L.L.C., as Lessee (Sarasota, Florida).

             10.17 Exhibits to Lease Agreement dated September 6, 1996 by and between CrossHost, Inc., as Lessor, and Crossroads Hospitality Tenant Company, L.L.C., as Lessee (Tallahassee, Florida).

             10.18 Master Agreement dated September 13, 1996 by and among CrossHost,Inc. and Crossroads Hospitality Tenant Company, L.L.C., and Crossroads Hospitality Company, L.L.C.

             10.19 Form of Percentage Leases (Super 8 Hotels) (incorporated by reference to Exhibit 10.1 to Registrant's Amendment No. 8 to Form S-11 effective April 17, 1996).

             10.20 Assignment and Assumption of Lease Agreement dated as of September 13, 1996 by and between Host Funding, Inc., as Assignor, and CrossHost, Inc., as Assignee (Rock Falls, Illinois). An Identical Assignment and Assumption was executed by Assignor and Assignee for each of the Transferred Properties.

             10.21 Master Agreement dated as of April 1, 1996 by and among Host Funding, Inc. and Crossroads Hospitality Tenant Company, L.L.C., and Crossroads Hospitality Company, L.L.C.(Super 8 Hotels) (incorporated by reference to Exhibit 10.2 to Registrant's Amendment No. 8 to Form S-11 effective April 17, 1996).

             10.22 Assignment and Assumption of Master Agreement dated as of September 13, 1996 by and between Host Funding, Inc., as Assignor, and CrossHost, Inc., as Assignee (Super 8 Hotels).

             10.23 Post-Formation Acquisition Agreement dated April 22, 1996 by and between Host Funding, Inc. and Host Acquisition Group, LLC (incorporated by reference to Exhibit 10.10 to Registrant's Amendment No. 8 to Form S-11 effective April 17, 1996).

             10.24 First Amendment to Post-Formation Acquisition Agreement dated Effective June 12, 1996 by and between Host Funding, Inc. and Host Acquisition Group, LLC (incorporated by reference to Exhibit 10.8 to Registrant's Form 10-Q filed August 14, 1996).

Item 8. Change in Fiscal Year

              Not applicable
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Host Funding, Inc.


                                       /s/ Michael S. McNulty
                                   --------------------------------------------
                                   By: Michael S. McNulty, President, Chief
                                         Executive Officer, and Chief Financial
                                         and Accounting Officer

                                   Date  September 30, 1996
                                       ----------------------------------------

                              INDEX TO EXHIBITS



            EXHIBIT
            NUMBER                   DESCRIPTION
            -------                  -----------
             10.1    Contract of Purchase and Sale dated effective as of May
                     24, 1996 by and between Capital Circle Hotel Company, as
                     Seller, and Host Funding, Inc. as Purchaser (incorporated
                     by reference to Exhibit 10.1 to Registrant's Form 10-Q
                     filed August 14, 1996).

             10.2 Amendment to Contract of Purchase and Sale dated effective as of July 3, 1996 by and between Capital Circle Hotel
                     Company, as Seller, and Host Funding, Inc., as Purchaser
                     (incorporated by reference to Exhibit to 10.2 to Registrant's Form 10-Q filed August 14, 1996).

             10.3 Second Amendment to Contract of Purchase and Sale dated effective as of August 14, 1996 by and between Capital
                     Circle Hotel Company, as Seller, and Host Funding, Inc., as Purchaser.

             10.4 Third Amendment to Contract of Purchase and Sale dated effective as of September 5, 1996 by and between Capital
                     Circle Hotel Company, as Seller, and Host Funding, Inc., as Purchaser.

             10.5    Contract of Purchase and Sale dated effective as of May
                     24, 1996 by and between Ocean Springs Hotel Company, as
                     Seller, and Host Funding, Inc., as Purchaser (incorporated by reference to Exhibit 10.3 to Registrant's Form 10-Q filed August 14, 1996).

             10.6 Amendment to Contract of Purchase and Sale dated effective as of July 3, 1996 by and between Ocean Springs Hotel
                     Company, as Seller, and Host Funding, Inc., as Purchaser
                     (incorporated by reference to Exhibit 10.4 to Registrant's
                     Form 10-Q filed August 14, 1996).

             10.7 Second Amendment to Contract of Purchase and Sale dated effective as of August 14, 1996 by and between Ocean
                     Springs Hotel Company, as Seller, and Host Funding, Inc., as Purchaser.

             10.8 Third Amendment to Contract of Purchase and Sale dated effective as of September 5, 1996 by and between Ocean
                     Springs Hotel Company, as Seller, and Host Funding, Inc., as Purchaser.

             10.9 Assignment of Contract of Purchase and Sale dated effective as of September 13, 1996 by and between Host
                     Funding, Inc., as Assignor, and CrossHost, Inc., as
                     Assignee (Capital Circle).

             10.10 Assignment of Contract of Purchase and Sale dated effective as of September 13, 1996 by and between Host
                     Funding, Inc., as Assignor, and CrossHost, Inc., as
                     Assignee (Ocean Springs).

             10.11   Promissory Note dated September 13, 1996 from CrossHost,
                     Inc., as Maker, and CS First Boston Mortgage Capital
                     Corp., as Payee.

             10.12   Mortgage and Security Agreement dated as of September 13,
                     1996 by and between CrossHost, Inc., as Mortgagor, and CS
                     First Boston Mortgage Capital Corp., as Mortgagee
                     (Tallahassee Florida). Mortgagor executed a separate
                     Mortgage Agreement for each of the other Acquired
                     Properties and the Transferred Properties located in the States of Florida, Kentucky and Illinois. The Mortgage
                     Agreements are substantially similar except for the remedy provisions required under the laws of the state in which the hotel property is located in the event of a default by the Mortgagor.


             10.13   Deed of Trust, Assignment of Leases and Rents, Security
                     Agreement and Fixture Filing dated as of September 13,
                     1996 by and between CrossHost, Inc., as Grantor, and CS
                     First Boston Mortgage Capital Corp., as Beneficiary (Ocean
                     Springs, Mississippi). Grantor executed a separate Deed of Trust for each of the Transferred Properties located in the States of California and Missouri.The Deeds of Trust are substantially similar except for the remedy provisions required under the laws of the state in which the hotel property is located in the event of a default by the Grantor.

             10.14   Lease Agreement dated September 6, 1996 by and between
                     CrossHost, Inc., as Lessor, and Crossroads Hospitality
                     Tenant Company,L.L.C., as Lessee (Ocean Springs,
                     Mississippi).  Lessor entered into a similar Lease
                     Agreement for each of the Acquired Properties located in the State of Florida. The Lease Agreements are identical in terms except for the Exhibits thereto which are included as separate Exhibits to this Form 8-K.

             10.15 Exhibits to Lease Agreement dated September 6, 1996 by and between CrossHost, Inc., as Lessor, and Crossroads
                     Hospitality Tenant Company, L.L.C., as Lessee (Destin,
                     Florida).

             10.16 Exhibits to Lease Agreement dated September 6, 1996 by and between Cross Host, Inc., as Lessor, and Crossroads
                     Hospitality Tenant Company, L.L.C., as Lessee (Sarasota,
                     Florida).

             10.17 Exhibits to Lease Agreement dated September 6, 1996 by and between CrossHost, Inc., as Lessor, and Crossroads
                     Hospitality Tenant Company, L.L.C., as Lessee
                     (Tallahassee, Florida).

             10.18   Master Agreement dated September 13, 1996 by and among
                     CrossHost,Inc. and Crossroads Hospitality Tenant Company,
                     L.L.C., and Crossroads Hospitality Company, L.L.C.

             10.19 Form of Percentage Leases (Super 8 Hotels) (incorporated by reference to Exhibit 10.1 to Registrant's Amendment No.
                     8 to Form S-11 effective April 17, 1996).

             10.20 Assignment and Assumption of Lease Agreement dated as of September 13, 1996 by and between Host Funding, Inc., as
                     Assignor, and CrossHost, Inc., as Assignee (Rock Falls,
                     Illinois). An Identical Assignment and Assumption was executed by Assignor and Assignee for each of the Transferred Properties.

             10.21 Master Agreement dated as of April 1, 1996 by and among Host Funding, Inc. and Crossroads Hospitality Tenant
                     Company, L.L.C., and Crossroads Hospitality Company,
                     L.L.C.(Super 8 Hotels) (incorporated by reference to Exhibit 10.2 to Registrant's Amendment No. 8 to Form
                     S-11 effective April 17, 1996).

             10.22 Assignment and Assumption of Master Agreement dated as of September 13, 1996 by and between Host Funding, Inc., as
                     Assignor, and CrossHost, Inc., as Assignee (Super 8
                     Hotels).

             10.23 Post-Formation Acquisition Agreement dated April 22, 1996 by and between Host Funding, Inc. and Host Acquisition
                     Group, LLC (incorporated by reference to Exhibit 10.10 to
                     Registrant's Amendment No. 8 to Form S-11 effective April
                     17, 1996).

             10.24 First Amendment to Post-Formation Acquisition Agreement dated Effective June 12, 1996 by and between Host
                     Funding, Inc.  and Host Acquisition Group, LLC
                     (incorporated by reference to Exhibit 10.8 to Registrant's
                     Form 10-Q filed August 14, 1996).